DEFINED ASSET FUNDS-REGISTERED TRADEMARK-
                              --------------------------------
                              --------------------------------



                                       MUNICIPAL INVESTMENT TRUST FUND
                                       INVESTMENT GRADE PORTFOLIO--11
                                       (BBB QUALITY OR BETTER)
                                       LONG-INTERMEDIATE TERM SERIES
                                       (A UNIT INVESTMENT TRUST)
                                       -  PORTFOLIO OF LONG-INTERMEDIATE TERM MUNICIPAL
                                          BONDS
                                       -  DESIGNED FOR INCOME FREE FROM REGULAR FEDERAL
                                          INCOME TAX
                                       -  INCOME DISTRIBUTIONS TWICE A YEAR
                                       -  AMT BONDS




SPONSORS:                              ---------------------------------------------
Merrill Lynch,                         The Securities and Exchange Commission has not approved or
Pierce, Fenner & Smith Incorporated    disapproved these Securities or passed upon the adequacy of
Salomon Smith Barney Inc.              this prospectus. Any representation to the contrary is a
PaineWebber Incorporated               criminal offense.
Dean Witter Reynolds Inc.              Prospectus dated August 2, 2000.


--------------------------------------------------------------------------------

Defined Asset Funds--Registered Trademark--
Defined Asset Funds-Registered Trademark- is America's oldest and largest family of unit investment trusts, with over $160 billion sponsored over the last 28 years. Defined Asset Funds has been a leader in unit investment trust research and product innovation. Our family of Funds helps investors work toward their financial goals with a full range of quality investments, including municipal, corporate and government bond portfolios, as well as domestic and international equity portfolios.

Defined Asset Funds offer a number of advantages:
  - Fixed portfolio: Defined Funds follow a buy and hold investment strategy; funds are not managed and portfolio changes are limited.
  - Preselected Portfolios: We choose the stocks and bonds in advance, so you know what you're investing in.
  - Professional research: Our dedicated research team seeks out stocks or bonds appropriate for a particular fund's objectives.
  - Ongoing supervision: We monitor each portfolio on an ongoing basis.
No matter what your investment goals, tolerance for risk or time horizon, there's probably a Defined Asset Fund that suits your investment style. Your financial professional can help you select a Defined Asset Fund that works best for your investment portfolio.

THE FINANCIAL INFORMATION IN THIS PROSPECTUS IS AS OF THE EVALUATION DATE, MARCH 31, 2000.

CONTENTS
                                              PAGE
                                         ---------
Risk/Return Summary and Portfolio......          3
What You Can Expect From Your
  Investment...........................          8
  Income Twice A Year..................          8
  Return Figures.......................          8
  Records and Reports..................          8
The Risks You Face.....................          9
  Ratings Risk.........................          9
  Interest Rate Risk...................          9
  Call Risk............................          9
  Reduced Diversification Risk.........         10
  Liquidity Risk.......................         10
  Bond Quality Risk....................         10
  Insurance Related Risk...............         10
  Concentration Risk...................         10
  Litigation and Legislation Risks.....         10
Selling or Exchanging Units............         10
  Sponsors' Secondary Market...........         11
  Selling Units to the Trustee.........         11
  Exchange Option......................         12
How The Fund Works.....................         12
  Pricing..............................         12
  Evaluations..........................         12
  Income...............................         13
  Expenses.............................         13
  Portfolio Changes....................         14
  Fund Termination.....................         14
  Certificates.........................         14
  Trust Indenture......................         15
  Legal Opinion........................         15
  Auditors.............................         15
  Sponsors.............................         16
  Trustee..............................         16
  The Credit Consultant................         16
  Underwriters' and Sponsors'
    Profits............................         16
  Public Distribution..................         17
  Code of Ethics.......................         17
  Year 2000 Issues.....................         17
Taxes..................................         17
Supplemental Information...............         18
Financial Statements...................        D-1

--------------------------------------------------------------------------------

RISK/RETURN SUMMARY

 1.  WHAT IS THE FUND'S OBJECTIVE?
     The Fund seeks interest income that is
     exempt from regular federal income taxes by investing in a fixed portfolio consisting primarily of municipal revenue bonds with an estimated average life of 13 years.

 2.  WHAT ARE MUNICIPAL REVENUE BONDS?
     Municipal revenue bonds are bonds issued by states, municipalities and public authorities to finance the cost of buying, building or improving various projects intended to generate revenue, such as airports, health care facilities, housing and municipal electric, water and sewer utilities. Generally, payments on these bonds depend solely on the revenues generated by the projects, excise taxes or state appropriations, and are not backed by the government's taxing power.

 3.  WHAT IS THE FUND'S INVESTMENT STRATEGY?

  -  The Fund plans to hold to maturity 13
     long-intermediate term tax-exempt
     municipal bonds, and some short-term
     bonds reserved to pay the deferred sales charge, with a current aggregate face amount of $9,845,000.
  - The Fund is a unit investment trust which means that, unlike a mutual fund, the Fund's portfolio is not managed.
  -  The bonds in the Fund were selected by
     the agent for the Sponsors with the help of Fitch IBCA, Inc., the Credit
     Consultant, which reviewed the bonds
     proposed by the agent for the Sponsors.
     When initially deposited in the Fund,
     each bond was considered to be investment grade quality by Fitch or have, in the opinion of Agent for the Sponsors, comparable credit characteristics to investment grade bonds. In some cases, Standard & Poor's and/or Moody's rated the bonds as investment grade.
  -  Fitch's opinions regarding investment
     grade characteristics are based
     exclusively on publicly available
     information provided to it by the Agent
     for the Sponsors and other information
     already in Fitch's possession. Fitch will use its professional expertise to evaluate the information and prepare its opinions. The opinion of the Agent for the Sponsors is based both on publicly available information provided to it by the bond's issuer, underwriter and/or placement agent and other information already in its possession as well as information gathered during on-site visits and through private meetings with the issuer and others.
  - Fitch as Credit Consultant has an ongoing responsibility to monitor the bonds and to inform the Agent for the Sponsors if in Fitch's opinion any bond no longer has investment grade characteristics. If the
     Credit Consultant does not believe it has enough information to continue to monitor a bond, it may withdraw its opinion as to the investment grade quality of the bond unless the agent for the Sponsors provides adequate information about the bond.
  -  Many of the bonds can be called at a
     premium declining over time to par value.
     Some bonds may be called earlier at par
     for extraordinary reasons.
  -  36% of the bonds are backed by bank
     letters of credit.
  - 10% of the bonds are insured by insurance companies.
     Letters of credit and insurance guarantee timely payments of principal and interest on the bonds (but not Fund units or the market value of the bonds before they mature).

     The Portfolio consists of municipal bonds of the following types:

  -  General Obligation                        11%
  -  Hospitals/Health Care                     14%
  -  Housing                                     6%
  -  Industrial Development Revenue            36%
  -  Lease Rental                               7%
  -  Municipal Electric Utility                 1%
  -  Natural Resources                         11%
  -  Special Tax                               10%
  -  University/College                           4%

 4.  WHAT ARE THE SIGNIFICANT RISKS?

     YOU CAN LOSE MONEY BY INVESTING IN THE
     FUND. THIS CAN HAPPEN FOR VARIOUS
     REASONS, INCLUDING:
  -  The Portfolio contains bonds rated BBB
     and Bbb, which is the lowest "investment grade" rating assigned by the rating agencies as well as bonds which are not rated. These bonds may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payment on these bonds than is the case with higher rated securities.
  -  The opinions provided to the Agent for
     the Sponsors by the Credit Consultant on unrated bonds will not be traditional ratings because:
     -- they will generally not be based on
     the level of information or access to
        officials generally utilized in
        connection with a traditional credit
        rating;
     -- they are likely to be given on an
     expedited basis; and
     -- the opinion will generally not be
     based on formal procedures normally
        associated with traditional credit
        ratings, such as the use of a rating
        committee.
     Therefore, the Credit Consultant's
     opinions on credit quality are likely to have less certainty than traditional credit ratings.
  -  The Credit Consultant will render an
     opinion only when in the judgement of its analysts it has sufficient information to determine whether a bond has investment grade credit characteristics.
  -  Rising interest rates, an issuer's
     worsening financial condition or a drop
     in bond ratings can reduce the price of
     your units.
  -  Because the Fund is concentrated in
     industrial development revenue bonds,
     adverse developments in this sector may
     affect the value of your Units.
  -  Assuming no changes in interest rates,
     when you sell your units, they will
     generally be worth less than your cost
     because your cost included a sales fee.
  -  The Fund will receive early returns of
     principal if bonds are called or sold
     before they mature. If this happens your income will decline and you may not be able to reinvest the money you receive at as high a yield or as long a maturity.

 5.  IS THIS FUND APPROPRIATE FOR YOU?

     Yes, if you want regular income free from regular federal income tax. You will benefit from a professionally selected and supervised portfolio whose risk is reduced by investing in bonds of several different issuers.
     The Fund is NOT appropriate for you if
     you want a speculative investment that
     changes to take advantage of market
     movements, if you do not want a
     tax-advantaged investment, if you are
     subject to AMT or if you cannot tolerate any risk.

     DEFINING YOUR INCOME

     WHAT YOU MAY EXPECT
     Regular Semi-Annual Income per
     1,000 units
     (each May and November):         $25.85
     Annual Income per 1,000 units:   $51.70
     RECORD DAY: 10th day of each
     May and November

 6.  WHAT ARE THE FUND'S FEES AND EXPENSES?

     This table shows the costs and expenses
     you may pay, directly or indirectly, when you invest in the Fund.

     INVESTOR FEES

     Maximum Sales Fee (Load) on new
     purchases (as a percentage of $1,000
     invested)    2.75%

     You will pay an up-front sales fee of
     1.657%, as well as a total deferred sales fee of $8.74 per 1,000 units (paid in quarterly installments August, November,
     February and May through May, 2001).
     Employees of some of the Sponsors and
     their affiliates may be charged a reduced sales fee of no less than $5.00 per 1,000
     Units.

     The maximum sales fee is reduced if you
     invest at least $100,000, as follows:

                               YOUR MAXIMUM
                                SALES FEE
          IF YOU INVEST:         WILL BE:
          --------------       ------------
     Less than $100,000            2.75%
     $100,000 to $249,999          2.50%
     $250,000 to $499,999          2.25%
     $500,000 to $999,999          2.00%
     $1,000,000 and over           1.75%

     Maximum Exchange Fee          1.75%

     ESTIMATED ANNUAL FUND OPERATING EXPENSES

                                                    AMOUNT
                                                   PER UNIT
                                                   --------
                                                    $ 0.63
     Trustee's Fee
                                                    $ 0.60
     Portfolio Supervision,
     Bookkeeping,
     Administrative
     (including updating
     expenses) and Credit
     Consultant's Fees
                                                    $ 0.12
     Evaluator's Fee
                                                    $ 0.21
     Other Operating Expenses
                                                    ------
                                                    $ 1.56
     TOTAL

The Sponsor historically paid updating expenses.

 7.  IS THE FUND MANAGED?

     Unlike a mutual fund, the Fund is not
     managed and bonds are not sold because of market changes. Rather, experienced
     Defined Asset Funds financial analysts
     regularly review the bonds in the Fund.
     The Fund may sell a bond if certain
     adverse credit or other conditions exist.

 8.  HOW DO I BUY UNITS?

     You can buy units from any of the
     Sponsors and other broker-dealers. The
     Sponsors are listed later in this
     prospectus. Some banks may offer units
     for sale through special arrangements
     with the Sponsors, although certain legal restrictions may apply.

     The minimum investment is $250.

     UNIT PRICE PER 1,000 UNITS        $934.07
     (as of March 31, 200)

     Unit price is based on the net asset
     value of the Fund plus the up-front sales fee. An amount equal to any principal cash, as well as net accrued but undistributed interest on the unit, is added to the unit price. Unit price also includes the estimated organization costs shown above, to which no sales fee has been applied. An independent evaluator prices the bonds at 3:30 p.m. Eastern time every business day. Unit price changes every day with changes in the prices of the bonds in the Fund.

 9.  HOW DO I SELL UNITS?

     You may sell your units at any time to
     any
     Sponsor or the Trustee for the net asset value determined at the close of business on the date of sale, less any remaining deferred sales fee. You will not pay any other fee when you sell your units.
10.  HOW ARE DISTRIBUTIONS MADE AND TAXED?

     The Fund pays income twice a year. In the opinion of bond counsel when each bond was issued, interest on the bonds in this Fund is generally 100% exempt from regular federal income tax. However, interest on approximately 40% of the bonds will be a preference item for alternative minimum tax. A portion of the income may also be exempt from state and local personal income taxes, depending on where you live.
     You will also receive principal payments if bonds are sold or called or mature, when the cash available is more than $10.00 per 1,000 units. You will be subject to tax on any gain realized by the Fund on the disposition of bonds.

11.  WHAT OTHER SERVICES ARE AVAILABLE?

     REINVESTMENT
     You will receive your income in cash
     unless you choose to compound your income by reinvesting at no sales fee in the Municipal Fund Investment Accumulation
     Program, Inc. This program is an open-end mutual fund with a comparable investment objective. Income from this program will generally be subject to state and local income taxes. FOR MORE COMPLETE
     INFORMATION ABOUT THE PROGRAM, INCLUDING
     CHARGES AND FEES, ASK THE TRUSTEE FOR THE
     PROGRAM'S PROSPECTUS. READ IT CAREFULLY
     BEFORE YOU INVEST. THE TRUSTEE MUST
     RECEIVE YOUR WRITTEN ELECTION TO REINVEST
     AT LEAST 10 DAYS BEFORE THE RECORD DAY OF
     AN INCOME PAYMENT.

     EXCHANGE PRIVILEGES
     You may exchange units of this Fund for
     units of certain other Defined Asset
     Funds. You may also exchange into this
     Fund from certain other funds. We charge a reduced sales fee on exchanges.

--------------------------------------------------------------------------------
    TAX-FREE VS. TAXABLE INCOME: A COMPARISON OF TAXABLE AND TAX-FREE YIELDS

                                      EFFECTIVE
TAXABLE INCOME 2000*                  % TAX                                  TAX-FREE YIELD OF
  SINGLE RETURN      JOINT RETURN     BRACKET      3%        3.5%        4%        4.5%        5%        5.5%        6%
                                                                    IS EQUIVALENT TO A TAXABLE YIELD OF
---------------------------------------------------------------------------------------------------------------------------
$      0- 26,250   $      0- 43,850    15.00       3.53       4.12       4.71       5.29       5.88       6.47       7.06
---------------------------------------------------------------------------------------------------------------------------
$ 26,251- 63,550   $ 43,851-105,950    28.00       4.17       4.86       5.56       6.25       6.94       7.64       8.33
---------------------------------------------------------------------------------------------------------------------------
$ 63,551-132,600   $105,951-161,450    31.00       4.35       5.07       5.80       6.52       7.25       7.97       8.70
---------------------------------------------------------------------------------------------------------------------------
$132,601-288,350   $161,451-288,350    36.00       4.69       5.47       6.25       7.03       7.81       8.59       9.38
---------------------------------------------------------------------------------------------------------------------------
  OVER $288,350    OVER $288,350       39.60       4.97       5.79       6.62       7.45       8.28       9.11       9.93
---------------------------------------------------------------------------------------------------------------------------

TAXABLE INCOME 20
  SINGLE RETURN     6.5%
                      IS
                   EQUIVALENT
                     TO A
                   TAXABLE
                   YIELD OF
-----------------
$      0- 26,250     7.65
-----------------
$ 26,251- 63,550     9.03
-----------------
$ 63,551-132,600     9.42
                   --------
-----------------
$132,601-288,350    10.16
                   --------
-----------------
  OVER $288,350     10.76
                   --------
-----------------

To compare the yield of a taxable security with the yield of a federally tax-free security, find your taxable income and read across. The table incorporates 2000 federal income tax rates and assumes that all income would otherwise be taxed at a U.S. investor's highest tax rate. Yield figures are for example only.

*Based upon net amount subject to federal income tax after deductions and exemptions. This table does not reflect the possible effect of other tax factors, such as alternative minimum tax, personal exemptions, the phase-out of exemptions, itemized deductions, the possible partial disallowance of deductions or state and local taxation. Consequently, investors are urged to consult their own tax advisers in this regard.

                MUNICIPAL BONDS AND THE ALTERNATIVE MINIMUM TAX

       INCOME+             MAXIMUM "PREFERENCE" INCOME
                              WITHOUT TRIGGERING AMT
                             (STATE INCOME TAX RATES)
SINGLE ++   JOINT ++        0%          7%         11%
----------------------------------------------------------
            $50,000      $20,000     $15,000     $13,000
----------------------------------------------------------
$30,000                  $19,000     $16,000     $14,000
----------------------------------------------------------
            $100,000     $24,000     $15,000     $11,000
----------------------------------------------------------
$55,000                  $21,000     $16,000     $13,000
----------------------------------------------------------
            $225,000     $30,000     $12,000     $ 3,000
----------------------------------------------------------
$205,000                 $30,000     $14,000     $ 6,000
----------------------------------------------------------

NOTES:
 + Regular taxable income plus state income taxes
   and personal exemptions.
 ++ Assuming no dependents.
Under federal tax law, interest income on certain municipal bonds, although exempt from regular income tax, is treated as a "preference" item for purposes of AMT. The table above shows amounts of such municipal bond "preference" interest income, assuming no other "preference" or similar items apply, that individual taxpayers could receive in 2000 without becoming subject to the AMT. The table gives information for single and joint returns of U.S. individuals having no dependents. The table provides three income levels and three hypothetical state income tax rates. The table further assumes that the stated amount of municipal bond "preference" interest income is subject to state income taxes.

WHAT YOU CAN EXPECT FROM YOUR INVESTMENT

INCOME TWICE A YEAR

The Fund will pay you regular income twice a year. Your income may vary because of:
  - elimination of one or more bonds from the Fund's portfolio because of calls, redemptions or sales;
  - a change in the Fund's expenses; or
  - the failure by a bond's issuer to pay interest.

Changes in interest rates generally will not affect your income because the portfolio is fixed.

Along with your income, you will receive your share of any available bond principal.

RETURN FIGURES

We cannot predict your actual return, which will vary with unit price, how long you hold your investment and changes in the portfolio, interest income and expenses.

ESTIMATED CURRENT RETURN equals the estimated annual cash to be received from the bonds in the Fund less estimated annual Fund expenses, divided by the Unit Price (including the maximum sales fee):

Estimated Annual         Estimated
Interest Income   -   Annual Expenses
-------------------------------------
             Unit Price

ESTIMATED LONG TERM RETURN is a measure of the estimated return over the estimated life of the Fund. Unlike Estimated Current Return, Estimated Long Term Return reflects maturities, discounts and premiums of the bonds in the Fund. It is an average of the yields to maturity (or in certain cases, to an earlier call date) of the individual bonds in the portfolio, adjusted to reflect the Fund's maximum sales fee and estimated expenses. We calculate the average yield for the portfolio by weighting each bond's yield by its market value and the time remaining to the call or maturity date.

Yields on individual bonds depend on many factors including general conditions of the bond markets, the size of a particular offering and the maturity and quality rating of the particular issues. Yields can vary among bonds with similar maturities, coupons and ratings.

These return quotations are designed to be comparative rather than predictive.

RECORDS AND REPORTS

You will receive:
- a statement of income payments twice a year;
- a notice from the Trustee when new bonds are deposited in exchange or substitution for bonds originally deposited;
- an annual report on Fund activity; and
- annual tax information. THIS WILL ALSO BE SENT TO THE IRS. YOU MUST REPORT THE AMOUNT OF TAX-EXEMPT INTEREST RECEIVED DURING THE YEAR.

You may request:
- copies of bond evaluations to enable you to comply with federal and state tax reporting requirements; and
- audited financial statements of the Fund.

You may inspect records of Fund transactions at the Trustee's office during regular business hours.

THE RISKS YOU FACE

RATINGS RISK

The Portfolio contains bonds rated in the BBB and Bbb category, which is the lowest "investment grade" rating assigned by the rating agencies. The Portfolio also contains bonds which are not rated but which have in the opinion of the Credit Consultant, comparable credit characteristics to bonds rated investment grade. These bonds may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments on these bonds than is the case with higher rated bonds.

Subsequent to the initial date of deposit, a bond or other obligation of the issuer or guarantor or bank or other entity issuing a letter of credit related thereto may cease to be rated, its rating may be reduced or the credit assessment of the Credit Consultant may change. None of these events requires an elimination of that bond from the Portfolio, but the lowered rating or changed credit assessment may be considered in the Sponsors' determination to direct the disposal of the bond.

The opinions provided to the Agent for the Sponsors by the Credit Consultant on unrated bonds will not be traditional ratings because:
  - they will generally not be based on the level of information or access to public officials generally utilized in connection with a traditional credit rating;
  - they are likely to be given on an expedited basis; and
  - they will generally not be based on formal procedures normally associated with traditional credit ratings, such as the use of a rating committee.

Therefore, the Credit Consultant's opinions on credit quality are likely to have less certainty than traditional credit ratings. However, the Credit Consultant will render an opinion only when in the judgement of its analysts it has sufficient information to determine whether a bond has investment grade credit characteristics.

INTEREST RATE RISK

Investing involves risks, including the risk that your investment will decline in value if interest rates rise. Generally, bonds with longer maturities will change in value more than bonds with shorter maturities. Bonds in the Fund are more likely to be called when interest rates decline. This would result in early returns of principal to you and may result in early termination of the Fund. Of course, we cannot predict how interest rates may change.

CALL RISK

Many bonds can be prepaid or "called" by the issuer before their stated maturity. For example, some bonds may be required to be called pursuant to mandatory sinking fund provisions.

Also, an issuer might call its bonds during periods of falling interest rates, if the issuer's bonds have a coupon higher than current market rates.

An issuer might call its bonds in extraordinary cases, including if:
  - it no longer needs the money for the original purpose;
  - the project is condemned or sold;
  - the project is destroyed and insurance proceeds are used to redeem the bonds;
  - any related credit support expires and is not replaced; or
  - interest on the bonds become taxable.

If the bonds are called, your income will decline and you may not be able to reinvest the money you receive at as high a yield or as long a maturity. An early call at par of a premium bond will reduce your return.

REDUCED DIVERSIFICATION RISK

If many investors sell their units, the Fund will have to sell bonds. This could reduce the diversification of your investment and increase your share of Fund expenses.

LIQUIDITY RISK

Debt rated below investment grade or having similar credit characteristics also tends to be more thinly traded than investment-grade debt and held primarily by institutions, and this lack of liquidity can negatively affect the value of the debt.

The bonds will generally trade in the over-the-counter market. We cannot assure you that a liquid trading market will exist, especially since current law may restrict the Fund from selling bonds to any Sponsor. The value of the bonds, and of your investment, may be reduced if trading in bonds is limited or absent.

BOND QUALITY RISK

A reduction in a bond's rating may decrease its value and, indirectly, the value of your investment in the Fund.

INSURANCE RELATED RISK

Some bonds are backed by insurance companies (as shown under Defined Portfolio). Insurance policies generally make payments only according to a bond's original payment schedule and do not make early payments when a bond defaults or becomes taxable. Although the federal government does not regulate the insurance business, various state laws and federal initiatives and tax law changes could significantly affect the insurance business. The claims-paying ability of the insurance companies is generally rated AAA by Standard & Poor's or another nationally recognized rating organization. The insurance company ratings are subject to change at any time at the discretion of the rating agencies.

CONCENTRATION RISK

Here is what you should know about the Fund's concentration in industrial development revenue bonds (IDRs). IDRs are issued to finance various privately operated projects such as pollution control and manufacturing facilities. Payment for these bonds depends on:
  - creditworthiness of the corporate operator of the project being financed;
  - economic factors relating to the particular industry; and,
  - in some cases, creditworthiness of an affiliated or third-party guarantor.

LITIGATION AND LEGISLATION RISKS

We do not know of any pending litigation that might have a material adverse effect upon the Fund.

Future tax legislation could affect the value of the portfolio by:
  - limiting real property taxes,
  - reducing tax rates,
  - imposing a flat or other form of tax, or
  - exempting investment income from tax.

SELLING OR EXCHANGING UNITS

You can sell your units at any time for a price based on net asset value. Your net asset value is calculated each business day by:

  - ADDING the value of the bonds, net accrued interest, cash and any other Fund assets;
  - SUBTRACTING accrued but unpaid Fund expenses, unreimbursed Trustee advances, cash held to buy back units or for distribution to investors and any other Fund liabilities; and
  - DIVIDING the result by the number of outstanding units.

Your net asset value when you sell may be more or less than your cost because of sales fees, market movements and changes in the portfolio.

If you sell your units before the final deferred sales fee installment, the amount of any remaining installments will be deducted from your proceeds.

SPONSORS' SECONDARY MARKET

While we are not obligated to do so, we will buy back units at net asset value without any other fee or charge other than any remaining deferred sales charge. We may resell the units to other buyers or to the Trustee. You should consult your financial professional for current market prices to determine if other broker-dealers or banks are offering higher prices.

We have maintained a secondary market continuously for over 28 years, but we could discontinue it without prior notice for any business reason.

SELLING UNITS TO THE TRUSTEE

Regardless of whether we maintain a secondary market, you can sell your units to the Trustee at any time by sending the Trustee a letter (with any outstanding certificates if you hold Unit certificates). You must properly endorse your certificates (or execute a written transfer instrument with signatures guaranteed by an eligible institution). Sometimes, additional documents are needed such as a trust document, certificate of corporate authority, certificate of death or appointment as executor, administrator or guardian.

Within seven days after your request and the necessary documents are received, the Trustee will mail a check to you. Contact the Trustee for additional information.

As long as we are maintaining a secondary market, the Trustee will sell your units to us at a price based on net asset value. If there is no secondary market, the Trustee may sell your units in the over-the-counter market for a higher price, but it is not obligated to do so. In that case, you will receive the net proceeds of the sale.

If the Fund does not have cash available to pay you for units you are selling, the agent for the Sponsors will select bonds to be sold. Bonds will be selected based on market and credit factors. These sales could be made at times when the bonds would not otherwise be sold and may result in your receiving less than the unit par value and also reduce the size and diversity of the Fund.

If you acquire 25% or more of the outstanding units of the Fund and you sell units with a value exceeding $250,000, the Trustee may choose to pay you "in kind" by distributing bonds and cash with a total value equal to the price of those units. The Trustee will try to distribute bonds in the portfolio pro rata, but it reserves the right to distribute only one or a few bonds. The Trustee will act as your agent in an in kind distribution and will either hold the bonds for your account or sell them as you instruct. You must pay any transaction costs as well as transfer and ongoing custodial fees on sales of bonds distributed in kind.

There could be a delay in paying you for your units:
  - if the New York Stock Exchange is closed (other than customary weekend and holiday closings);
  - if the SEC determines that trading on the New York Stock Exchange is restricted or that an emergency exists making sale or evaluation of the bonds not reasonably practicable; and
  - for any other period permitted by SEC order.

EXCHANGE OPTION

You may exchange units of certain Defined Asset Funds for units of this Fund at a maximum exchange fee of 1.75%. You may exchange units of this Fund for units of certain other funds at a reduced sales fee if your investment goals change. To exchange units, you should talk to your financial professional about what funds are exchangeable, suitable and currently available.

Normally, an exchange is taxable and you must recognize any gain or loss on the exchange. However, the IRS may try to disallow a loss if the portfolios of the two funds are not materially different; you should consult your own tax adviser.

We may amend or terminate this exchange option at any time without notice.

HOW THE FUND WORKS

PRICING

The price of a unit includes interest accrued on the bonds, less expenses, from the initial date of deposit up to, but not including, the settlement date, which is usually three business days after the purchase date of the unit.

Bonds also carry accrued but unpaid interest up to the initial date of deposit. To avoid having you pay this additional accrued interest (which earns no return) when you buy, the Trustee advances this amount to the Sponsors. The Trustee recovers this advance from interest received on the bonds.

EVALUATIONS

An independent Evaluator values the bonds on each business day (excluding Saturdays, Sundays and the following holidays as observed by the New York Stock
Exchange: New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Bond values are based on current bid or offer prices for the bonds or comparable bonds. In the past, the difference between bid and offer prices of publicly offered tax-exempt bonds has ranged from 0.5% of face amount on actively traded issues to 3.5% on inactively traded issues; the difference has averaged between 1 and 2%.

INCOME

Interest on any bonds purchased on a when-issued basis or for a delayed delivery does not begin to accrue until the bonds are delivered to the Fund. The Trustee may reduce its fee to provide you with tax-exempt income for this non-accrual period. If a bond is not delivered on time and the Trustee's annual fee and expenses do not cover the additional accrued interest, we will treat the contract to buy the bond as failed.

The Trustee credits interest to an Income Account and other receipts to a Capital Account. The Trustee may establish a Reserve Account by withdrawing from these accounts amounts it considers appropriate to pay any material liability. These accounts do not bear interest.

EXPENSES

The Trustee is paid monthly. It also benefits when it holds cash for the Fund in non-interest bearing accounts. The Trustee may also receive additional amounts:
  - to reimburse the Trustee for the Fund's operating expenses;
  - for extraordinary services and costs of indemnifying the Trustee and the Sponsors;
  - costs of actions taken to protect the Fund and other legal fees and expenses;
  - expenses for keeping the Fund's registration statement current; and
  - Fund termination expenses and any governmental charges.

The Sponsors are currently reimbursed up to 55 CENTS per $1,000 face amount annually for providing portfolio supervisory, bookkeeping and administrative services and for any other expenses properly chargeable to the Fund. Legal, typesetting, electronic filing and regulatory filing fees and expenses associated with updating the Fund's registration statement yearly are also now chargeable to the Fund. While this fee may exceed the amount of these costs and expenses attributable to this Fund, the total of these fees for all Series of Defined Asset Funds will not exceed the aggregate amount attributable to all of these Series for any calendar year. Certain of these expenses were previously paid for by the Sponsors. The Fund also pays the Evaluator's fees.

The Trustee's, Sponsors' and Evaluator's fees may be adjusted for inflation without investors' approval.

Quarterly deferred sales charges you owe are paid with interest and principal from certain bonds. If these amounts are not enough, the rest will be paid out of distributions to you from the Fund's Capital and Income Accounts.

The Sponsors will pay advertising and selling expenses at no charge to the Fund. If Fund expenses exceed initial estimates, the Fund will owe the excess. The Trustee has a lien on Fund assets to secure reimbursement of Fund expenses and may sell bonds if cash is not available.

PORTFOLIO CHANGES

The Sponsors and Trustee are not liable for any default or defect in a bond; if a contract to buy any bond fails in the first 90 days of the Fund, we generally will deposit a replacement tax-exempt bond with a similar yield, maturity, rating and price.

Unlike a mutual fund, the portfolio is designed to remain intact and we may keep bonds in the portfolio even if their credit quality declines or other adverse financial circumstances occur. However, we may sell a bond in certain cases if we believe that certain adverse credit conditions exist or if a bond becomes taxable.

If we maintain a secondary market in units but are unable to sell the units that we buy in the secondary market, we will redeem units, which will affect the size and composition of the portfolio. Units offered in the secondary market may not represent the same face amount of bonds that they did originally.

We decide whether or not to offer units for sale that we acquire in the secondary market after reviewing:
  - diversity of the portfolio;
  - size of the Fund relative to its original size;
  - ratio of Fund expenses to income;
  - current and long-term returns;
  - degree to which units may be selling at a premium over par; and
  - cost of maintaining a current prospectus.

FUND TERMINATION

The Fund will terminate following the stated maturity or sale of the last bond in the portfolio. The Fund may also terminate earlier with the consent of investors holding 51% of the units or if total assets of the Fund have fallen below 40% of the face amount of bonds deposited. We will decide whether to terminate the Fund early based on the same factors used in deciding whether or not to offer units in the secondary market.

When the Fund is about to terminate you will receive a notice, and you will be unable to sell your units after that time. On or shortly before termination, we will sell any remaining bonds, and you will receive your final distribution. Any bond that cannot be sold at a reasonable price may continue to be held by the Trustee in a liquidating trust pending its final sale.

You will pay your share of the expenses associated with termination, including brokerage costs in selling bonds. This may reduce the amount you receive as your final distribution.

CERTIFICATES

Certificates for units are issued on request. You may transfer certificates by complying with the requirements for redeeming certificates, described above. You can replace lost or mutilated certificates by delivering satisfactory indemnity and paying the associated costs.

TRUST INDENTURE

The Fund is a "unit investment trust" governed by a Trust Indenture, a contract among the Sponsors, the Trustee and the Evaluator, which sets forth their duties and obligations and your rights. A copy of the Indenture is available to you on request to the Trustee. The following summarizes certain provisions of the Indenture.

The Sponsors and the Trustee may amend the Indenture without your consent:
  - to cure ambiguities;
  - to correct or supplement any defective or inconsistent provision;
  - to make any amendment required by any governmental agency; or
  - to make other changes determined not to be materially adverse to your best interest (as determined by the Sponsors).
Investors holding 51% of the units may amend the Indenture. Every investor must consent to any amendment that changes the 51% requirement. No amendment may reduce your interest in the Fund without your written consent.

The Trustee may resign by notifying the Sponsors. The Sponsors may remove the Trustee without your consent if:
  - it fails to perform its duties and the Sponsors determine that its replacement is in your best interest; or
  - it becomes incapable of acting or bankrupt or its affairs are taken over by public authorities.
Investors holding 51% of the units may remove the Trustee. The Evaluator may resign or be removed by the Sponsors and the Trustee without the consent of investors. The resignation or removal of either becomes effective when a successor accepts appointment. The Sponsors will try to appoint a successor promptly; however, if no successor has accepted within 30 days after notice of resignation, the resigning Trustee or Evaluator may petition a court to appoint a successor.

Any Sponsor may resign as long as one Sponsor with a net worth of $2 million remains and agrees to the resignation. The remaining Sponsors and the Trustee may appoint a replacement. If there is only one Sponsor and it fails to perform its duties or becomes bankrupt the Trustee may:
  - remove it and appoint a replacement Sponsor;
  - liquidate the Fund; or
  - continue to act as Trustee without a Sponsor.

Merrill Lynch, Pierce, Fenner & Smith Incorporated acts as agent for the
Sponsors.

The Trust Indenture contains customary provisions limiting the liability of the Trustee, the Sponsors and the Evaluator.

LEGAL OPINION

Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, as special counsel for the Sponsors, has given an opinion that the units are validly issued.

AUDITORS

Deloitte & Touche LLP, 2 World Financial Center, New York, New York 10281, independent accountants, audited the Statement of Condition included in this prospectus.

SPONSORS

The Sponsors and their underwriting percentages are:
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED (a wholly-owned subsidiary of Merrill Lynch & Co., Inc.)
P.O. Box 9051,
Princeton, NJ 08543-9051
SALOMON SMITH BARNEY INC. (an indirectly wholly-owned subsidiary of Citigroup Inc.)
388 Greenwich Street--23rd Floor,
New York, NY 10013
DEAN WITTER REYNOLDS INC. (a principal operating subsidiary of Morgan Stanley Dean Witter & Co.)
Two World Trade Center--59th Floor,
New York, NY 10048
PAINEWEBBER INCORPORATED (a wholly-owned subsidiary of PaineWebber Group Inc.) 1285 Avenue of the Americas,
New York, NY 10019

Each Sponsor is a Delaware corporation and it, or its predecessor, has acted as sponsor to many unit investment trusts. As a registered broker-dealer each Sponsor buys and sells securities (including investment company shares) for others (including investment companies) and participates as an underwriter in various selling groups.

TRUSTEE

The Chase Manhattan Bank, Unit Investment Trust Department, 4 New York Plaza--6th Floor, New York, New York 10004, is the Trustee. It is supervised by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System and New York State banking authorities.

THE CREDIT CONSULTANT

The Credit Consultant, Fitch IBCA, Inc., is a Nationally Recognized Statistical Rating Organization, whose primary business is to provide credit ratings on bonds issued by states and municipalities and their instrumentalities and political subdivisions, industrial companies, utilities, financial institutions, and issuers of mortgage- and asset-backed securities.

The Credit Consultant is registered as an investment adviser with the Securities and Exchange Commission ("SEC") and various states.

Fitch ratings and credit opinions are not recommendations to buy, sell, or hold any bond.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of the information. Ratings are subject to change, suspension, or withdraw.

UNDERWRITERS' AND SPONSORS' PROFITS

Underwriters receive sales charges when they sell units. Sponsors also realize a profit or loss on deposit of the bonds shown under Defined Portfolio. Any cash made available by you to the Sponsors before the settlement date for those units may be used in the Sponsors' businesses to the extent permitted by federal law and may benefit the Sponsors.

During the initial offering period, the Sponsors also may realize profits or sustain losses on units they hold. In maintaining a secondary market, the Sponsors will also realize profits or sustain losses in the amount of any difference between the prices at which they buy units and the prices at which they resell or redeem them.

PUBLIC DISTRIBUTION

The Sponsors do not intend to qualify units for sale in any foreign countries. This prospectus does not constitute an offer to sell units in any country where units cannot lawfully be sold.

CODE OF ETHICS

The Fund and the Agent for the Sponsors have each adopted a code of ethics requiring reporting of personal securities transactions by its employees with access to information on Fund transactions. Subject to certain conditions, the codes permit employees to invest in Fund securities for their own accounts. The codes are designed to prevent fraud, deception and misconduct against the Fund and to provide reasonable standards of conduct. These codes are on file with the Commission and you may obtain a copy by contacting the Commission at the address listed on the back cover of this prospectus.

YEAR 2000 ISSUES

Many computer systems were designed in such a way that they may be unable to distinguish between the year 2000 and the year 1900 (commonly known as the "Year 2000 Problem"). To date we are not aware of any major operational difficulties resulting from the computer system changes necessary to prepare for the Year 2000. However, there can be no assurance that the Year 2000 Problem will not adversely affect the issuers of the bonds contained in the Portfolio. We cannot predict whether any impact will be material to the Fund as a whole.

TAXES

The following summary describes some of the important income tax consequences of holding units. It assumes that you are not a dealer, financial institution, insurance company or other investor with special circumstances or subject to special rules. You should consult your own tax adviser about your particular circumstances.

At the date of issue of each bond, counsel for the issuer delivered an opinion to the effect that interest on the bond is exempt from regular federal income tax. However, interest may be subject to state and local taxes and may be taken into account in determining your preference items for alternative minimum tax purposes. Neither we nor our counsel have reviewed the issuance of the bonds, related proceedings or the basis for the opinions of counsel for the issuers. We cannot assure you that the issuers (or other users of bond proceeds) have complied or will comply with any requirements necessary for a bond to be tax-exempt. If any of the bonds were determined not to be tax-exempt, you could be required to pay income tax for current and prior years, and if the Fund were to sell the bond, it might have to sell it at a substantial discount.

In the opinion of our counsel, under existing law:

GENERAL TREATMENT OF THE FUND AND YOUR INVESTMENT

The Fund will not be taxed as a corporation for federal income tax purposes, and you will be considered to own directly your share of each bond in the Fund.

GAIN OR LOSS UPON DISPOSITION

When all or part of your share of a bond is disposed of (for example, when the Fund sells, exchanges or redeems a bond or when you sell or exchange your units), you will generally recognize capital gain or loss. Your gain, however, will generally be ordinary income to the extent of any accrued "market discount". Generally you will have market discount to the extent that your basis in a bond when you purchase a unit is less than its stated redemption price at maturity (or, if it is an original issue discount bond, the issue price increased by original issue discount that has accrued on the bond before your purchase). You should consult your tax adviser in this regard.

If your net long-term capital gains exceed your net short-term capital losses, the excess may be subject to tax at a lower rate than ordinary income. Any capital gain from the Fund will be long-term if you are considered to have held your investment on each bond for more than one year and short-term otherwise. Because the deductibility of capital losses is subject to limitations, you may not be able to deduct all of your capital losses.

YOUR BASIS IN THE BONDS

Your aggregate basis in the bonds will be equal to the cost of your units, including any sales charges you pay, adjusted to reflect any accruals of "original issue discount," "acquisition premium" and "bond premium". You should consult your tax adviser in this regard.

EXPENSES

If you are not a corporate investor, you will not be entitled to a deduction for your share of fees and expenses of the Fund. Also, if you borrowed money in order to purchase or carry your units, you will not be able to deduct the interest on this borrowing for federal income tax purposes. The IRS may treat your purchase of units as made with borrowed money even if the money is not directly traceable to the purchase of units.

NEW YORK TAXES

Under the income tax laws of the State and City of New York, the Fund will not be taxed as a corporation. If you are a New York taxpayer, your income from the Fund will not be tax-exempt in New York except to the extent that the income is earned on bonds that are tax-exempt for New York purposes. Depending on where you live, your income from the Fund may be subject to state and local taxation. You should consult your tax adviser in this regard.

SUPPLEMENTAL INFORMATION

You can receive at no cost supplemental information about the Fund by calling the Trustee. The supplemental information includes more detailed risk disclosure about the types of bonds that may be in the Fund's portfolio, general risk disclosure concerning any insurance securing certain bonds, and general information about the structure and operation of the Fund. The supplemental information is also available from the SEC.

          MUNICIPAL INVESTMENT TRUST FUND,
          INVESTMENT GRADE PORTFOLIO - 11 (BBB QUALITY OR BETTER), LONG INTERMEDIATE TERM SERIES,
          DEFINED ASSET FUNDS

          REPORT OF INDEPENDENT ACCOUNTANTS

          The Sponsors, Trustee and Holders
          of Municipal Investment Trust Fund,
          Investment Grade Portfolio - 11 (BBB Quality or Better), Long Intermediate Term Series,
          Defined Asset Funds:

          We have audited the accompanying statement of condition of Municipal Investment Trust Fund, Investment Grade
          Portfolio - 11 (BBB Quality or Better), Long Intermediate Series, Defined Asset Funds, including the portfolio, as of March 31, 2000 and the related statements of operations and of changes in net assets for the period April 24, 1999 to March 31, 2000. These financial statements are the responsibility of the Trustee. Our responsibility is to express an opinion on these financial statements based on our audit.

          We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Securities owned at March 31, 2000, as shown in such portfolio, were confirmed to us by The Chase Manhattan Bank, the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

          In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Municipal Investment Trust Fund, Investment Grade Portfolio - 11 (BBB Quality or Better), Long Intermediate Series, Defined Asset Funds at March 31, 2000 and the results of its operations and changes in its net assets for the above-stated period in accordance with accounting principles generally accepted in the United States of America.



          DELOITTE & TOUCHE LLP



          New York, N.Y.
          June 14, 2000

     MUNICIPAL INVESTMENT TRUST FUND,
     INVESTMENT GRADE PORTFOLIO - 11 (BBB QUALITY OR BETTER),
     LONG INTERMEDIATE TERM SERIES,
     DEFINED ASSET FUNDS



     STATEMENT OF CONDITION
     As of March 31, 2000

     TRUST PROPERTY:
       Investment in marketable securities -
          at value (cost $ 9,913,372 )(Note 1).........                                                 $ 8,967,961
       Accrued interest ...............................                                                     129,741
       Accrued interest on Segregated Bonds (Note 5) ..                                                       1,652
       Prepaid Trustee's fees and expenses ............                                                       1,740
       Surveillance fees receivable ...................                                                       1,113
       Income payments receivable (Segregated Bonds) ..                                                         206
       Principal payments receivable ..................                                                       3,841
       Cash - income ..................................                                                      65,109
       Cash - income on Segregated Bonds ..............                                                       4,156
       Cash - principal ...............................                                                         732
                                                                                                        -----------
         Total trust property .........................                                                   9,176,251


     LESS LIABILITIES:
       Income advance from Trustee.....................                                 $         1
       Principal advance from Trustee .................                                       3,814
       Principal payments payable (Segregated Bonds) ..                                         732
       Deferred sales charge (Note 5) .................                                      58,249
       Income payments payable ........................                                       1,210
       Accrued Sponsors' fees .........................                                         382          64,388
                                                                                        -----------     -----------


     NET ASSETS, REPRESENTED BY:
       9,762,757 units of fractional undivided
          interest outstanding (Note 3)................                                   8,915,753

       Undistributed net investment income ............                                     196,110     $ 9,111,863
                                                                                        -----------     ===========

     UNIT VALUE ($ 9,111,863 / 9,762,757 units ).......                                                 $   0.93333
                                                                                                        ===========




                       See Notes to Financial Statements.

     MUNICIPAL INVESTMENT TRUST FUND,
     INVESTMENT GRADE PORTFOLIO - 11 (BBB QUALITY OR BETTER),
     LONG INTERMEDIATE TERM SERIES,
     DEFINED ASSET FUNDS



     STATEMENTS OF OPERATIONS

                                                                                                       April 24, 1999
                                                                                                             to
                                                                                                          March 31,
                                                                                                            2000
                                                                                                            ----

     INVESTMENT INCOME:
       Interest income ........................                                                         $   509,470
       Interest income on Segregated
         Bonds (Note 5) .......................                                                               6,014
       Trustee's fees and expenses ............                                                              (9,337)
       Surveillance fees ......................                                                              (5,357)
       Sponsors' fees .........................                                                                (788)
                                                                                                        ------------
       Net investment income ..................                                                             500,002
                                                                                                        ------------


     REALIZED AND UNREALIZED LOSS
       ON INVESTMENTS:
       Realized loss on
         securities sold or redeemed ..........                                                            (111,934)
       Unrealized depreciation
         of investments .......................                                                            (945,411)
                                                                                                        ------------
       Net realized and unrealized
          loss on investments .................                                                          (1,057,345)
                                                                                                        ------------


     NET DECREASE IN NET ASSETS
       RESULTING FROM OPERATIONS ..............                                                         $  (557,343)
                                                                                                        ============




                       See Notes to Financial Statements.

     MUNICIPAL INVESTMENT TRUST FUND,
     INVESTMENT GRADE PORTFOLIO - 11 (BBB QUALITY OR BETTER),
     LONG INTERMEDIATE TERM SERIES,
     DEFINED ASSET FUNDS


     STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                       April 24, 1999
                                                                                                             to
                                                                                                          March 31,
                                                                                                            2000
                                                                                                            ----
     OPERATIONS:
       Net investment income ..................                                                         $   500,002
       Realized loss on
         securities sold or redeemed ..........                                                            (111,934)
       Unrealized depreciation
         of investments .......................                                                            (945,411)
                                                                                                       -------------
       Net decrease in net assets
         resulting from operations ............                                                            (557,343)
                                                                                                       -------------

     DISTRIBUTIONS TO HOLDERS (Note 2)
         Income ...............................                                                            (292,301)
         Principal ............................                                                             (29,973)
                                                                                                       -------------
         Total distributions ..................                                                            (322,274)
                                                                                                       -------------

     SHARE TRANSACTIONS:
       Deferred sales charge (Note 5):
         Principal ............................                                                             (73,981)

       Redemption amounts:
         Income ...............................                                                              (5,577)
         Principal ............................                                                            (508,416)
                                                                                                       -------------
       Net share transactions .................                                                            (587,974)
                                                                                                       -------------

     NET DECREASE IN NET ASSETS ...............                                                          (1,467,591)

     NET ASSETS AT BEGINNING OF PERIOD ........                                                          10,579,454
                                                                                                       -------------
     NET ASSETS AT END OF PERIOD ..............                                                         $ 9,111,863
                                                                                                       =============
     PER UNIT:
       Income distributions during
         period ...............................                                                         $   0.02831
                                                                                                       =============
       Principal distributions during
         period ...............................                                                         $   0.00302
                                                                                                       =============
       Net asset value at end of
         period ...............................                                                         $   0.93333
                                                                                                        ============
     TRUST UNITS:
       Redeemed during period .................                                                             562,243
       Outstanding at end of period ...........                                                           9,762,757
                                                                                                        ============

                       See Notes to Financial Statements.

          MUNICIPAL INVESTMENT TRUST FUND,
          INVESTMENT GRADE PORTFOLIO - 11 (BBB QUALITY OR BETTER), LONG INTERMEDIATE TERM SERIES,
          DEFINED ASSET FUNDS

          NOTES TO FINANCIAL STATEMENTS

     1.   SIGNIFICANT ACCOUNTING POLICIES

            The Fund is registered under the Investment Company Act of 1940 as a Unit Investment Trust. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America.

           (A) Securities are stated at value as determined by the Evaluator based on bid side evaluations for the securities, except that value on April 24, 1999 was based upon offering side evaluations at April 22, 1999, the day prior to the Date of Deposit. Cost of securities at April 24, 1999 was also based on such offering side evaluations.

           (B) The Fund is not subject to income taxes. Accordingly, no provision for such taxes is required.

           (C)      Interest income is recorded as earned.

     2.   DISTRIBUTIONS

            Semi-annual distributions of net investment income are made to Holders. Receipts other than interest, after deductions for redemptions and applicable expenses, are also distributed periodically.

     3.   NET CAPITAL

          Cost of 9,762,757 units at Date of Deposit .................                                  $10,003,355
          Transfer to capital of interest on Segregated Bonds (Note 5)                                        6,014
          Redemptions of units - net cost of 562,243 units redeemed
            less redemption amounts (principal).......................                                       67,683
          Principal distributions ....................................                                      (29,973)
          Deferred sales charge (Note 5) .............................                                      (73,981)
          Realized loss on securities sold ...........................                                     (111,934)
          Unrealized depreciation of investments......................                                     (945,411)
                                                                                                        -----------

          Net capital applicable to Holders ..........................                                  $ 8,915,753
                                                                                                        ===========

     4.   INCOME TAXES

            As of March 31, 2000, unrealized depreciation of investments, based on cost for Federal income tax purposes, aggregated $945,411, all of which related to depreciated securities. The cost of investment securities for Federal income tax purposes was $9,913,372 at March 31, 2000.

          MUNICIPAL INVESTMENT TRUST FUND,
          INVESTMENT GRADE PORTFOLIO - 11 (BBB QUALITY OR BETTER), LONG INTERMEDIATE TERM SERIES,
          DEFINED ASSET FUNDS

          NOTES TO FINANCIAL STATEMENTS


     5.   DEFERRED SALES CHARGE

            $25,000 face amount of the City of Alexandria, LA, Util. Rev. Rfdg. Bonds, Ser. 1993 and $100,000 face amount of the City School Dist., Oneida, NY, Sch. Dist. Bonds, Ser. 1998, have been segregated to fund the deferred sales charges. The sales charges are being paid for with the interest received and by periodic sales or maturity of these bonds, as well as with principal proceeds received in conjunction with the disposition on the unsegregated bonds in the portfolio. A deferred sales charge of $2.19 per 1,000 Units charged on a quarterly basis in the first six quarters and $2.18 per 1,000 Units charged on a quarterly basis in the next two quarters, and paid to the Sponsors periodically by the Trustee on behalf of the Holders, up to an aggregate of $17.50 per 1,000 Units over the first two years of the life of the Fund. Should a Holder redeem Units prior to the second anniversary of the Fund, the remaining balance of the deferred sales charge will be charged.

     MUNICIPAL INVESTMENT TRUST FUND,
     INVESTMENT GRADE PORTFOLIO - 11 (BBB QUALITY OR BETTER),
     LONG INTERMEDIATE TERM SERIES,
     DEFINED ASSET FUNDS

     PORTFOLIO
     As of March 31, 2000

                                               Rating                                             Optional
     Portfolio No. and Title of                  of         Face                                 Redemption
            Securities                       Issues(1)     Amount     Coupon      Maturities(3) Provisions(3)   Cost(2)    Value(2)
            ----------                       ---------  ----------- -----------   ------------- ------------  ----------  ---------

   1 The Industrial Dev. Bd. of the City        (b)    $    70,000     5.100 %      2010      03/01/06      $    70,741 $    65,260
     Montgomery, AL, Indl. Dev. Rev. Bonds (Tom                                               @  102.000
     Chapman Proj.), Ser 1999 (Regions Bank,
     Montgomery, AL-Letter of Credit)                       75,000     5.200        2011      03/01/06           75,791      69,775
     (AMT)(5)(7)                                                                                  @  102.000

                                                            80,000     5.250        2012      03/01/06           80,841      74,040
                                                                                              @  102.000

                                                            80,000     5.300        2013      03/01/06           80,839      73,634
                                                                                              @  102.000

                                                            85,000     5.350        2014      03/01/06           85,890      77,672
                                                                                              @  102.000

   2 Development Auth. of Johnson Cnty.,        (b)        290,000     5.150        2008      04/01/04          291,670     274,694
     GA, Rev. Bonds (Bellcrest Homes, Inc.                                                    @  102.000
     Proj.) (First Commercial Bank,
     Birmingham, AL-Letter of Credit) (7)                  300,000     5.250        2009      04/01/04          301,722     284,127
     (AMT)(5)                                                                                  @  100.00

   3 Crisp Cnty.-Cordele Indl. Dev. Auth.,      (b)        515,000     5.150        2008      04/01/04          517,966     487,818
     GA, Rev. Bonds (Cavalier Industries,                                                     @  102.000
     Inc. Proj.) (First Commercial Bank,
     Birmingham, AL-Letter of Credit) (7)                  545,000     5.250        2009      04/01/04          548,128     516,164
                                                                                              @  102.000

   4 Industrial Dev. Bd. of Crenshaw Cnty.,     (b)        265,000     5.600        2013      03/01/05          273,377     251,535
     AL, Indl. Rev. Bonds (Sister Schubert's                                                  @  103.000
     Homemade Rolls, Inc. Proj.), Ser. 1998
     (AmSouth Bank, Birmingham, AL-Letter of
     Credit) (AMT)(5) (7)

   5 City of David City, NE, Indl. Dev. Rev.    (b)      1,275,000     5.400        2010      09/15/06        1,298,435   1,195,274
     Bonds (Henningsen Foods, Inc. Proj.), Ser.                                               @  102.000
     1998 (The Bank Of Tokyo-Mitsubishi, Ltd.,
     Chicago Branch-Letter of Credit) (AMT)(5)
     (7)

   6 Central Platte Valley Metro. Dist.         A        1,000,000     5.150        2013      12/01/09        1,004,280     938,970
     (Denver Cnty., CO), G.O. Bonds,                                                          @  101.000
     Ser. 1999 (ACA Ins.) (4)

     MUNICIPAL INVESTMENT TRUST FUND,
     INVESTMENT GRADE PORTFOLIO - 11 (BBB QUALITY OR BETTER),
     LONG INTERMEDIATE TERM SERIES,
     DEFINED ASSET FUNDS

     PORTFOLIO
     As of March 31, 2000


                                               Rating                                             Optional
     Portfolio No. and Title of                  of         Face                                 Redemption
            Securities                       Issues(1)     Amount     Coupon      Maturities(3) Provisions(3)   Cost(2)    Value(2)
            ----------                       ---------  ----------- -----------   ------------- ------------  ----------  ---------

   7 City School Dist., Oneida, NY, Sch.        Aaa(m) $   100,000     4.125 %      2001      None          $   101,278 $    99,692
     Dist. Bonds, Ser. 1998 (FSA Ins.) (4) (6)

   8 The Oklahoma Dev. Fin. Auth.,              BBB        395,000     5.750        2014      08/15/09          405,491     337,385
     Hillcrest Healthcare Sys., Rev.                                                          @  101.000
     and Rfdg. Bonds, Ser. 1999A

   9 Wisconsin Hlth. and Educl. Facs.           A-       1,000,000     5.375        2015      02/15/09        1,000,000     852,690
     Auth., Rev. Bonds (Aurora Hlth. Care,                                                    @  101.000
     Inc.) Ser 1999A

  10 City of Beech Grove, IN, Econ. Dev.        Aa2(m)     595,000     5.200        2013      06/01/08          599,962     561,870
     Multifamily Hsg., Mtge. Rev. Rfdg.                                                       @  102.000
     Bonds (FHA Ins. Mtge. Loan-McGregor Woods
     Apts. Proj.), Ser. 1998A (AMT)(5)

  11 Shawnee Cnty, KS, Certs. of Part.          (b)        155,000     4.900        2010      07/01/09          153,672     135,980
     (Shawnee Cmnty. Mental Hlth. Ctr.,                                                       @  100.000
     Inc. Proj,), Ser. 1999A
                                                           160,000     5.000        2011      07/01/09          159,266     139,050
                                                                                              @  100.000

                                                           170,000     5.000        2012      07/01/09          168,368     145,236
                                                                                              @  100.000

                                                           180,000     5.000        2013      07/01/09          177,291     151,407
                                                                                              @  100.000

  12 City of Alexandria, LA, Util. Rev. Rfdg.   AAA         25,000     4.200        2000      None               25,225      25,002
     Bonds, Ser. 1993 (Financial Guaranty Ins.)
     (4) (6)

  13 City of Nekoosa, WI, Poll. Ctl. Funding    Baa2(m)  1,035,000     5.350        2015      None            1,040,486     911,680
     Rev. Bonds (Nekoosa Papers Inc. Proj.),
     Ser. 1999A

  14 Village of Broadview (Cook Cnty., IL),     BBB(f)   1,000,000     5.375        2015      07/01/09          997,230     885,870
     Tax Increment Rev. Bonds, Ser. 1999                                                      @  100.000

     MUNICIPAL INVESTMENT TRUST FUND,
     INVESTMENT GRADE PORTFOLIO - 11 (BBB QUALITY OR BETTER),
     LONG INTERMEDIATE TERM SERIES,
     DEFINED ASSET FUNDS

     PORTFOLIO
     As of March 31, 2000


                                               Rating                                             Optional
     Portfolio No. and Title of                  of         Face                                 Redemption
            Securities                       Issues(1)     Amount     Coupon      Maturities(3) Provisions(3)   Cost(2)    Value(2)
            ----------                       ---------  ----------- -----------   ------------- ------------  ----------  ---------

  15 Illinois Dev. Fin. Auth., Rev., Bonds      (b)    $   450,000     5.350 %      2014      12/01/09      $   455,423 $   413,136
     (Illinois Association of Sch. Bus.                                                       @  100.000
     Officials Proj.), Ser. 1998

                                                         ---------                                            ---------   ---------
     TOTAL                                             $ 9,845,000                                          $ 9,913,372 $ 8,967,961
                                                         =========                                            =========   =========


                             See Notes to Portfolio.

     MUNICIPAL INVESTMENT TRUST FUND,
     INVESTMENT GRADE PORTFOLIO - 11 (BBB QUALITY OR BETTER),
     LONG INTERMEDIATE TERM SERIES,
     DEFINED ASSET FUNDS

     NOTES TO PORTFOLIO
     As of March 31, 2000

      (1) The ratings are of the bonds themselves by Standard & Poor's Ratings Group, or by Moody's Investors Service, Inc. if followed by "(m)", or by Fitch Investors Service, Inc. if followed by "(f)"; "(a)" indicates that it is a rating of the outstanding debt obligations of the institution providing the letter of credit or guarantee; "(b)" indicates that while there is no such available rating, in the opinion of Defined Asset Funds research analysts, the bond has credit characteristics comparable to bonds rated "BBB" or better; "(c)" indicates that while there is no such available rating, in the opinion of Defined Asset Funds research analysts, the bond does not have credit characteristics comparable to bonds rated "BBB" or better. Bond ratings have been furnished by the Evaluator but not confirmed with the rating agencies.

      (2)   See Notes to Financial Statements.

      (3) Optional redemption provisions, which may be exercised in whole or in part, are initially at prices of par plus a premium, then subsequently at prices declining to par. Certain securities may provide for redemption at par prior or in addition to any optional or mandatory redemption dates or maturity, for example, through the operation of a maintenance and replacement fund, if proceeds are not able to be used as contemplated, the project is condemned or sold or the project is destroyed and insurance proceeds are used to redeem the securities. Many of the securities are also subject to mandatory sinking fund redemption commencing on dates which may be prior to the date on which securities may be optionally redeemed. Sinking fund redemptions are at par and redeem only part of the issue. Some of the securities have mandatory sinking funds which contain optional provisions permitting the issuer to increase the principal amount of securities called on a mandatory redemption date. The sinking fund redemptions with optional provisions may, and optional refunding redemptions generally will, occur at times when the redeemed securities have an offering side evaluation which represents a premium over par. To the extent that the securities were acquired at a price higher than the redemption price, this will represent a loss of capital when compared with the Public Offering Price of the Units when acquired. Distributions will generally be reduced by the amount of the income which would otherwise have been paid with respect to redeemed securities and there will be distributed to Holders any principal amount and premium received on such redemption after satisfying any redemption requests for Units received by the Fund. The estimated current return may be affected by redemptions.

      (4)   Insured by the indicated municipal bond insurance company.

      (5) Securities that are tax preference items for purposes of the Alternative Minimum Tax are indicated by "(AMT)".

      (6)   These bonds have been segregated to fund the deferred sales charges.

      (7) Certain bonds covered by letters of credit which may expire prior to the maturity date of the bonds. Upon expiration of a letter of credit, the issuer of the bond is obligated to obtain a replacement letter of credit or call the bond.

DEFINED ASSET FUNDS-SM-

HAVE QUESTIONS ?                         MUNICIPAL INVESTMENT TRUST FUND
Request the most recent free             INVESTMENT GRADE PORTFOLIO--11
Information Supplement                   LONG-INTERMEDIATE TERM SERIES
that gives more details about            (A Unit Investment Trust)
the Fund, by calling:                    ---------------------------------------
The Chase Manhattan Bank                 This Prospectus does not contain
1-800-323-1508                           complete information about the
                                         investment company filed with the
                                         Securities and Exchange Commission in
                                         Washington, D.C. under the:
                                         - Securities Act of 1933 (file no.
                                         333-70583) and
                                         - Investment Company Act of 1940 (file
                                         no. 811-1777).
                                         TO OBTAIN COPIES AT PRESCRIBED RATES--
                                         WRITE: Public Reference Section of the
                                         Commission
                                         450 Fifth Street, N.W., Washington,
                                         D.C. 20549-6009
                                         CALL: 1-800-SEC-0330.
                                         VISIT: http://www.sec.gov.
                                         ---------------------------------------
                                         No person is authorized to give any
                                         information or representations about
                                         this Fund not contained in this
                                         Prospectus or the Information
                                         Supplement, and you should not rely on
                                         any other information.
                                         ---------------------------------------
                                         When units of this Fund are no longer
                                         available, this Prospectus may be used
                                         as a preliminary prospectus for a
                                         future series, but some of the
                                         information in this Prospectus will be
                                         changed for that series.
                                         UNITS OF ANY FUTURE SERIES MAY NOT BE
                                         SOLD NOR MAY OFFERS TO BUY BE ACCEPTED
                                         UNTIL THAT SERIES HAS BECOME EFFECTIVE
                                         WITH THE SECURITIES AND EXCHANGE
                                         COMMISSION. NO UNITS CAN BE SOLD IN ANY
                                         STATE WHERE A SALE WOULD BE ILLEGAL.
                                                                    100157--8/00